SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:    May 15, 1997
(Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
         (Issuer in Respect of the REMIC Pass-Through CitiCertificates)
               (Exact name of registrant as specified in charter)

 Delaware                            33-66222               13-3408713
--------------------------------------------------------------------------------
(State or other juris-             (Commission          (I.R.S. Employer
diction of organization)           File Nos.)          Identification No.)


909 Third Avenue, New York, New York                   10043
------------------------------------                   -----
(Address of principal executive offices)             (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3443


         ---------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report.)


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

Item 5.     Other Events.

                       CITICORP MORTGAGE SECURITIES, INC.
                         REMIC Pass-Through Certificates
                 ----------------------------------------------

     Attached as Exhibit I are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) and/or Structural Term Sheets or Collateral Term Sheets(each as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Citicorp Mortgage Securities, Inc. that are required to be filed pursuant to such letters in connection with a proposed Series 1997- 3 of its REMIC Pass-Through Certificates.


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

                                  EXHIBIT INDEX


Exhibit No.                                                      Page No.
-----------                                                      --------

     I      Computational Materials/Structural Term
            Sheets/Collateral Term Sheets prepared by
            Citicorp Mortgage Securities, Inc.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     CITICORP MORTGAGE SECURITIES, INC.
     (Registrant)

     By:/s/ John H. Outland
        -------------------------
            John H. Outland
            Senior Vice President



Dated: May 15, 1997


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

CITICORP MORTGAGE SECURITIES
--------------------------------------------------------------------------------

Series 1997-3

            Collateral/Security Data
            Estimated Issue Balance                           $200MM
            Pass-Through Rate                                 7.50%
            Settlement Date                                   Late June

--------------------------------------------------------------------------------
       Senior/Sub          S&P/Fitch      Class Size      Total Coverage
--------------------------------------------------------------------------------
           A               AAA/AAA          95.00%           5.00%
           M                AA/AA            2.00%           3.00%
          B-1                A/A             0.75%           2.25%
          B-2              BBB/BBB+          0.75%           1.50%
          B-3               BB/BB+           0.70%           0.80%
          B-4                B/B             0.40%           0.40%
          B-5              Unrated           0.40%            --


                             DESCRIPTION OF THE POOL
                          AND THE MORTGAGED PROPERTIES

     The Pool to be evidenced by the CitiCertificates will include Mortgage Loans evidenced by mortgage notes with an aggregate Adjusted Balance as of the Cut-Off Date of approximately $200,000,000.

     The "Adjusted Balance" of any Mortgage Loan as of the first day of any month is the scheduled principal balance thereof as of the close of business on such day (whether or not any scheduled payments have been received and before any adjustment to the related amortization schedule by reason of bankruptcy (other than a Deficient Valuation)), less any Principal Prepayment thereon or in respect thereof received or posted prior to the close of business on the business day preceding such first day (or, in the case of the Cut-Off Date, any Principal Prepayments thereon or in respect thereof received or posted prior to the close of business on the Cut-Off Date).

     The following paragraphs and tables set forth detailed information projected as of June 1, 1997 with respect to the Mortgage Loans expected to be included in the final Pool. It is expected that the final Pool will include mortgage loans in addition to those described herein. It is also expected that the actual Mortgage Loans that will constitute the entire Pool will differ, and may differ substantially, from those described herein. In addition, the actual Pool of Mortgage Loans will include actual (as opposed to projected) Mortgage Loan balances as of June 1, 1997. To the extent that the Mortgage Loans differ from the description contained herein, material variances in such information may result. Prospective purchasers of CitiCertificates should review the description of the actual Pool to be set forth in


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

the Prospectus Supplement.

     The total number of Mortgage Loans is 230. The weighted average Note Rate of the Mortgage Loans is expected to be 7.97%. The weighted average remaining term to stated maturity of the Mortgage Loans is expected to be 358 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to 1996. The weighted average loan-to-value ratio at origination of the Mortgage Loans was 75.5%.

     At least 96% of the Mortgage Loans (by principal balance) are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in the originator's records. All of the Mortgage Loans were originated after April 1, 1991 using loan documentation policies which require, among other things, proof of income and liquid assets and telephone verification of employment.

     It is expected that (a) approximately 70% of the Mortgage Loans (by principal balance) will have been originated for the purpose of acquiring the related Mortgaged Property, (b) the remaining 30% (by principal balance) of the Mortgage Loans will have been refinancings and (c) of such 30%, approximately 20% will have been "no cash out" refinancings and approximately 10% will have been "cash out" refinancings.

     The following tables provide more detailed information on the hypothetical Mortgage Loan Pool:

                     YEARS OF ORIGINATION OF MORTGAGE LOANS
                     --------------------------------------


                                 Percent of
     Year Originated           Total Balances
     ---------------           --------------
          1996                       0.9%
          1997                      99.1
          ----                     -----
          Total                    100.0%


             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS
             ------------------------------------------------------


         Type of                      Percent of
      Dwelling Unit                Total Balances
      -------------                --------------
     Detached houses                     90.1%
     Multi-family dwellings               0.4
     Townhouses                           1.1


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

     Condominium units (one               3.8
     to three     stories high)
     Condominium units                    3.4
     (over three    stories
     high)
     Cooperative units                    1.2
     -----------------                  -----
     Total                              100.0%


                             SIZES OF MORTGAGE LOANS
                             -----------------------


        Outstanding Principal            Percent of
        Balance by Loan Size           Total Balances
        ---------- ---------           --------------
     $199,999 and Under                     0.7%
     $200,000 through $349,999              67.1
     $350,000 through $499,999              21.2
     $500,000 through $649,999               9.6
     $650,000 through $749,999               0.0
     $750,000 through $849,999               0.0
     $850,000 through $949,999               0.0
     $950,000 through $999,999               1.4
     $1,000,000 and Over                     0.0
     -------------------                     ---
     Total                                 100.0%

                        DISTRIBUTION OF MORTGAGE LOANS BY
                                   NOTE RATES


      Mortgage Loan              Percent of
        Note Rate               Total Balance
        ---------               -------------
     7.25%  -  7.50%                 13.2%
     7.51%  -  8.00%                 50.3
     8.01%  -  8.50%                 33.7
     8.51%  -  9.00%                  1.6
     9.01%  -  9.375%                 1.2
     ----------------               -----
     Total                          100.0%


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

                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION
                       -----------------------------------


                                      Percent of
        Loan-to-Value Ratio         Total Balances
        -------------------         --------------
     65.00% and Below                    13.1%
     65.01% - 75.00%                     29.0
     75.01% - 80.00%                     42.7
     80.01% - 85.00%                      1.0
     85.01% - 90.00%                     13.1
     90.01% - 95.00%                     1.1%
     ---------------                     ----
     Total                              100.0%

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
            --------------------------------------------------------

                                 Percent of
          State                Total Balances
          -----                --------------
     Alabama                        0.4%
     Arizona                         0.6
     Arkansas                        1.9
     California                     28.8
     Colorado                        0.8
     Connecticut                     3.2
     District of Columbia            0.2
     Florida                         5.3
     Georgia                         1.3
     Illinois                        1.7
     Maryland                        4.0
     Massachusetts                   3.8
     Michigan                        2.2
     Minnesota                       0.5
     Nevada                          0.8
     New Jersey                      5.7
     New Mexico                      1.1
     New York                       12.3


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

     North Carolina                  5.5
     Ohio                            0.4
     Oklahoma                        0.3
     Oregon                          0.8
     Pennsylvania                    3.7
     South Carolina                  1.4
     Texas                           3.7
     Utah                            0.4
     Vermont                         0.7
     Virginia                        5.2
     Washington                      2.9
     Wyoming                         0.4
     -------                         ---
     Total                         100.0%


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